UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2007

Naturade, Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-7106-A	23-2442709

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2099 S. State College Blvd., Suite 210, Anaheim, California	92806

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 860-7600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)
☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership.

Redux Holdings, Inc. (“Redux”) and Company management are continuing discussions with a number of potential investors to fund the Company’s Chapter 11 Reorganization Plan (the “Plan”), but no definitive agreements have been reached. The Company management is continuing to inform all of its creditors including Laurus Master Fund (“Laurus”), the senior secured creditor, of the efforts being made by Redux and the Company’s management to secure funding and they have all indicated their continued support. Based on their conversation with Laurus, Company management expects Laurus’ continued financial support pending potential funding of the Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Naturade, Inc.
(Registrant)

Date: July 19, 2007	/s/ Richard Munro
Richard Munro,
Chief Executive Officer

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